Janus Investment Fund

Janus Henderson Sustainable Multi-Asset Allocation Fund

Supplement dated August 11, 2023

to Currently Effective Prospectuses

and Statement of Additional Information

At a meeting of the Board of Trustees (the “Trustees”) of Janus Investment Fund on August 10, 2023, the Trustees approved a plan to liquidate and terminate Janus Henderson Sustainable Multi-Asset Allocation Fund (the “Fund”), with such liquidation effective on or about October 19, 2023, or at such other time as may be authorized by the Trustees (the “Liquidation Date”). The termination of the Fund is expected to occur as soon as practicable following the Liquidation Date.

Effective on or about August 11, 2023, the Fund will no longer accept investments by new shareholders. It is expected that the Fund will be required to make a distribution of any income and/or capital gains of the Fund in connection with its liquidation.

Shareholders of the Fund may redeem their shares or exchange their shares for shares of another Janus Henderson fund for which they are eligible to purchase at any time prior to the Liquidation Date. If a shareholder has not redeemed their shares as of the Liquidation Date, the shareholder’s account will generally be automatically redeemed and proceeds will be sent to the shareholder of record. For shareholders investing through a tax-deferred account, shares will be exchanged for shares of Janus Henderson Government Money Market Fund as soon as practicable following the Liquidation Date.

To prepare for the closing and liquidation of the Fund, portfolio management expects to increase the Fund’s assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, the Fund will likely deviate from its stated investment strategies and policies and accordingly cease being managed to meet its investment objective during its liquidation.

Additionally, any asset reductions and increases in cash and similar instruments could adversely affect the Fund’s short-term performance prior to the Liquidation Date. The Fund will incur transaction costs, such as brokerage commissions, when selling portfolio securities as a result of its plan to liquidate and terminate. These transaction costs may adversely affect performance.

Furthermore, Janus Henderson Investors US LLC has contractually agreed to waive its advisory fee, effective August 11, 2023 through the Liquidation Date.

Unless shares of the Fund are held in a tax-deferred account, the liquidation of shares held by a shareholder will generally be considered a taxable event. A shareholder should consult their personal tax adviser concerning their particular tax situation.

Shareholders may obtain additional information by contacting a Janus Henderson representative at 1-800-525-3713.

Please retain this Supplement with your records.